                           Alliance Gaming Corporation

                        __% Senior Secured Notes due 2003


                             UNDERWRITING AGREEMENT


                                                                   June __, 1996



JEFFERIES & COMPANY, INC.
LADENBURG, THALMANN & CO. INC.
c/o Jefferies & Company, Inc.
     11100 Santa Monica Boulevard
     Los Angeles, California  90025

Ladies and Gentlemen:

          Subject to the terms and conditions herein contained, Alliance Gaming Corporation, a Nevada corporation (the "Company"), and the guarantors listed in
Schedule I hereto (collectively, the "Guarantors" and, together with the Company, the "Issuers"), jointly and severally propose to issue and, as applicable, sell to Jefferies & Company, Inc. ("Jefferies") and Ladenburg, Thalmann & Co. Inc. ("Ladenburg" and, together with Jefferies, the "Underwriters") an aggregate of $140,000,000 principal amount of the Company's ___% Senior Secured Notes due 2003 (the "Notes") and the related guarantees (the "Guarantees") by the Guarantors (collectively, the "Securities"). The Securities are to be issued pursuant to the provisions of an Indenture (the "Indenture") to be dated as of June __, 1996, by and among the Issuers and United States Trust Company of New York, a national banking association, as trustee (the "Trustee").

          Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Prospectus (as hereinafter defined). Unless the context otherwise requires, all references herein to "the Company" shall be deemed to give effect to the acquisition by the Company or its subsidiaries (collectively, the "Subsidiaries"), as applicable, of all of the capital stock of Bally Gaming International, Inc. ("BGII") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated October 18, 1995, as amended and restated prior to the date hereof, by and among the Company, BGII Acquisition

Corp. and BGII, at or prior to consummation of the issuance of the Securities. All references herein to the "Subsidiaries" shall be deemed to include BGII and its subsidiaries unless the context otherwise requires. Concurrently with the issuance of the Securities and consummation of the Merger, the Company is proposing to issue and sell (i) ______ shares (and an additional ____ shares subject to an over-allotment option) of its 15% Non-Voting Pay-in-Kind Senior Special Stock, Series B, $10.00 par value per share (the "Preferred Stock") pursuant to an underwriting agreement (the "Preferred Stock Underwriting Agreement"), to be dated as of the date hereof, by and among the Company and each of Jefferies and Ladenburg, as underwriters and (ii) _____ shares of its Common Stock, $.10 par value per share (the "Common Stock") pursuant to a letter agreement by and between the Company and Banque Indosuez dated March 22, 1996 (the "Subscription Agreement"). In addition, at such time $______ aggregate principal amount of Alliance's 7 1/2% Convertible Senior Subordinated Debentures due 2003 (the " New Convertible Debentures") issued in connection with Alliance's exchange offer (the "Exchange Offer") consummated on June __, 1996, will automatically be converted (the "Automatic Conversion") into ___ shares of Common Stock and ____ shares of its Non-Voting Junior Convertible Pay-in-Kind Special Stock, Series E, par value $.10 per share (the "Junior Preferred Stock").

          1. REGISTRATION STATEMENT AND PROSPECTUS. The Issuers have prepared and filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated pursuant thereto (collectively, the "Act"), a registration statement on Form S-2 (No. 333-02147) with respect to the Securities, including a preliminary prospectus, subject to completion, relating to the Securities. The registration statement, as amended at the time it becomes effective (including a registration statement (if any) filed pursuant to Rule 462(b) under the Act, all financial statements and exhibits and the information, if any, contained in a prospectus that is deemed to be a part of the registration statement at the time of its effectiveness pursuant to Rule 430A or Rule 434 under the Act), and including all documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Act, is hereinafter referred to as the "Registration Statement," and the prospectus constituting a part of the Registration Statement, in the form first furnished to the Underwriters and used to confirm sales of the Securities and including all documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Act, is hereinafter referred to as the "Prospectus."

          2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to the terms and conditions contained in this Agreement, the Issuers jointly and severally agree to issue and sell to the Underwriters, and each Underwriter agrees, several-ly and not jointly, to purchase from the Issuers, Securities in the respective principal amount set forth opposite the name of such Underwriter in Schedule II hereto, plus such amount, if any, as they may individually become obligated to purchase pursuant to Section 9 hereof, at a purchase price per Security equal to the percentage of the principal amount thereof set forth in the table on the cover page of the Prospectus under the heading "Proceeds to the Company" (the "Purchase Price").

          3. DELIVERY AND PAYMENT. Delivery to you of and payment for the Securities shall be made at 10:00 A.M., New York City time, on the third or fourth business day, unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (such time and date being referred to as the "Closing Date"), following the date of the initial public offering of the Securities as advised by Jefferies to the Company, at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, or such other place as you shall reasonably designate. The Closing Date and the location of delivery of and the form of payment for the Securities may be varied by agreement among Jefferies and the Company.

          The Securities in definitive form shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date, and shall be made available to you at the offices of Jefferies (or at such other place as shall be acceptable to you) for inspection not later than 10:00 A.M., New York City time, no later than the business day next preceding the Closing Date. Definitive Securities shall be delivered to you on the Closing Date, with any transfer taxes payable upon initial issuance thereof duly paid by the Issuers, for your respective accounts against payment of the Purchase Price by check or checks payable in, or wire transfer of, same day funds to the order of the Company.

          4. AGREEMENTS OF THE ISSUERS. Each of the Issuers jointly and severally agrees with each of you that:

          (a) It will, if the Registration Statement has not heretofore become effective under the Act, and, if necessary or required by law, file an amendment to the Registration Statement or, if necessary pursuant to Rule 430A under the Act, a post-effective amendment to the Registration Statement, in each case as soon as practicable after the execution and delivery of this Agreement, and will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. If the Registration Statement has become effective and the Issuers, omitting from the Prospectus certain information in reliance upon Rule 430A of the Act, elect not to file a post-effective amendment pursuant to Rule 430A of the Act, it will file the form of Prospectus required by Rule 424(b) of the Act within the time period specified by Rule 430A and Rule 424(b) of the Act. The Issuers will otherwise comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A under the Act.

          (b) It will advise you promptly and, if requested by any of you, confirm such advice in writing, (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the receipt of any comments from the Commission or any state securities commission or any other regulatory authority that relate to the Registration Statement or requests by the Commission or any state securities commission or any other regulatory authority for any amendment or supplements to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (iv) of the happening of any event during the period referred to in paragraph (d) below which makes any statement of a material fact made in the Registration Statement (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or which requires the making of any addition to or change in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Issuers shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Securities under any Federal or state securities or Blue Sky laws, and, if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Issuers shall use every effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period in your reasonable judgment as a prospectus is required by the Act, the Exchange Act or any Blue Sky or state securities laws to be delivered in connection with sales of the Securities by an Underwriter or a dealer, it will furnish to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

          (d) If during the period during which in your reasonable judgment you are required to deliver a prospectus in connection with offers or sales of Securities by you, any event shall occur as a result of which it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing as of the date the Prospectus is delivered to an offeree or a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, it will promptly prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances existing as of the date the Prospectus is so delivered, be misleading, and will comply with applicable law and will promptly notify you of such event and amendment or supplement and furnish to you without charge such number of copies thereof as you may reasonably request.

          (e) It will mail and make generally available to its security holders as soon as practicable and as specified by Rule 158 under the Act, a consolidated earning statement which shall satisfy the provisions of
     Section 11(a) of the Act and Rule 158 thereunder and advise you in writing when such statement has been made available.

          (f)  It will furnish to each of the Underwriters, without charge, two
     (2) signed copies (plus one additional signed copy to your legal counsel) of the Registration Statement, as first filed with the Commission, and of each amendment or supplement to it, including each post-effective amendment and all exhibits filed therewith or incorporated by reference therein, and will furnish to each of the Underwriters, such number of conformed copies of the Registration Statement as so filed and of each amendment to it, including each post-effective amendment, but without exhibits, as you may reasonably request.

          (g) It will not file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effec-tive, or make any amendment or supplement to the Prospectus, of which you shall not previously have been advised and provided a copy of within two business days prior to the filing thereof or to which you shall reasonably object; and it will prepare and file with the Commission, promptly upon your reasonable request, any amendment or supplement to the Registration Statement or amendment or supplement to the Prospectus which in your sole judgment may be necessary in connection with the distribution of the Securities by you, and will use its best efforts to cause the same to become effective as promptly as possible.

          (h) Prior to any public offering of the Securities, it will cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale by the Underwriters under the state securities or Blue Sky laws of such jurisdictions as you may request. The Issuers will continue such qualification in effect so long as required by law for distribution of the Securities and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification (PROVIDED, that none of the Issuers shall be obligated to qualify as a foreign corporation or general partnership, as the case may be, in any jurisdiction in which it is not so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject).

          (i) It will timely complete all required filings and otherwise comply fully in a timely manner with all provisions of the Exchange Act, and will file promptly all reports and any definitive proxy or information statements required to be filed by the Issuers with the Commission pursuant to Sections 13(a), 13(c), 14(a) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offer or sale of the Securities.

          (j) So long as any of the Securities are outstanding, it will furnish to you, without charge, a copy of each report or other publicly available information of the Issuers furnished to holders of the Securities or filed with the Commission, whether or not required by law or pursuant to the Indenture, and such other publicly available information concerning the Company or the Subsidiaries as you may reasonably request, at the same time as such reports or other information are furnished to such holders.

          (k) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, except as described in the Prospectus with respect to the Transaction, effecting the Automatic

     Conversion and obtaining one or more working capital revolving facilities (the "Working Capital Facilities") at Gaming and Wulff (providing for up to $40 million borrowing availability, in aggregate), there will be no transactions entered into by the Company or any of the Subsidiaries, which are material with respect to the Company or any of the Subsidiaries, taken individually or as a whole, and there will be no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (l) It will not voluntarily claim, and will resist any attempts to claim, the benefits of any usury laws against the holders of the Securities.

          (m) It will use the proceeds from the sale of the Securities in the manner described in the Prospectus under the caption "Use of Proceeds" and will make any filing required by Rule 463 of the Act.

          (n) It will use its best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

          5. PAYMENT OF EXPENSES. Each of the Issuers jointly and severally agrees with you that, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, it will pay and be responsible for all costs, charges, liabilities, expenses, fees and taxes incurred in connection with or incident to (i) the preparation, printing (including word processing), filing, distribution and delivery under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus, the Prospectus and all amendments and supplements thereto, (ii) the registration with the Commission and the issuance and delivery of the Securities, (iii) the preparation, printing (including word processing), execution, distribution and delivery of the Merger Agreement, this Agreement, the Indenture, the Pledge Agreement (as defined in the Indenture), the Securities, the Preferred Stock Underwriting Agreement, the Subscription Agreement, the Purchase Agreement pursuant to which Alliance Holding Company will purchase all the shares of Bally Wulff Automaten GmbH and Bally Wulff Vertreibs (the "Wulff Purchase Agreement") and such other documents and agreements entered into or to be entered into in connection with the Transaction (collectively, the "Operative Documents"), the Preliminary and Final Blue Sky Memoranda, and all other agreements, memoranda, reports, correspondence and other documents printed, distributed and delivered in connection with the offering of the Securities, (iv) the registration or qualification of the Securities for offer and sale under state securities or Blue Sky laws of the jurisdictions pursuant to paragraph 4(h) above

(including, in each case, the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and any memoranda relating thereto and any filing fees in connection therewith), (v) furnishing such copies of the Registration Statement (including exhibits), Prospectus and preliminary prospectus, and all amendments and supplements to any of them, including any document incorporated by reference therein, as may be reasonably requested by the Underwriters or by dealers, (vi) the filing, registration and clearance with the National Association of Securities Dealers, Inc. (the "NASD") of the Underwriters' compensation in connection with the offering of the Securities (including, without limitation, any filing fees in connection therewith), (vii) the fees charged by securities rating services for rating of the Securities; (viii) distributing the terms of agreement relating to the organization of the selling group to the members thereof by mail, telex or other means of communication, (ix) any "qualified independent underwriter" as required by Schedule E of the Bylaws of the NASD (including fees and disbursements of counsel for such qualified independent underwriter), (x) the performance by the Company and each of the Subsidiaries of its other obligations under this Agreement and each of the other Operative Documents to which it is a party, including (without limitation) the fees and expenses of the Trustee, the costs of their personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities, and all expenses and taxes incident to the sale and delivery of the Securities to you, and creating and perfecting security interests in the Collateral, including, without limitation, filing and recording fees and expenses and fees and expenses of counsel for the Issuers for providing such opinions as you may reasonably request. The Company's obligations pursuant to this Section 5 shall be in addition to any liability or obligation the Company may otherwise have to the Underwriters or any other person.

          6. REPRESENTATIONS AND WARRANTIES. Each of the Issuers jointly and severally represents and warrants to each Underwriter that:

          (a) The Company meets the requirements for use of Form S-2 under the Act and when the Registration Statement became or becomes effective, including on the date of any post-effective amendment, at the date of the Prospectus (if different) and at the Closing Date, the Registration Statement will comply in all material respects with the provisions of the Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (collectively, the "TIA"), and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and each supplement or amendment thereto will not, at the date of the Prospectus, at the date of any such supplement or amendment and at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment to them) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers in writing by or on behalf of such Underwriter through Jefferies expressly for use therein. Each of the Issuers acknowledges for all purposes under this Agreement (including this paragraph and Section 7 hereof) that the statements set forth in [the last paragraph of the cover page of the Prospectus and the second paragraph of the section entitled "Underwriting" of the Prospectus] constitute the only written information furnished to any of the Issuers by or on behalf of any Underwriter through Jefferies expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus (or any amendment or supplement to any of them) and that the Underwriters shall not be deemed to have provided any information (and therefore are not responsible for any statements or omissions) pertaining to any arrangement or agreement with respect to any party other than the Underwriters. When the Registration Statement became or becomes effective, including at the time of any post-effective amendment, at the date of the Prospectus and any amendment or supplement thereto (if different) and at the Closing Date, the Indenture will have been qualified under and will conform in all material respects to the requirements of the TIA. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement has not been described and filed as required.

          (b) The documents incorporated by reference in the Prospectus pursuant to Item 12 of the Form S-2 under the Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"), and, when read together and with the other information in the Prospectus, at the time the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (c) Each preliminary prospectus and the Prospectus, filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 or 430A under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act.

          (d) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental body, agency or official which prevents the issuance of the Securities, suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary prospectus or suspends the sale of the Securities in any jurisdiction referred to in Section 4(h) hereof; no injunction, restraining order or order of any nature by any Federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Subsidiaries which would prevent or suspend the issuance or sale of the Securities, the effectiveness of the Registration Statement, or the use of any preliminary prospectus or Prospectus or in any jurisdiction referred to in Section 4(h) hereof; no action, suit or proceeding before any court or arbitrator or any governmental body, agency or official, domestic or foreign, is pending against or, to the best knowledge of the Issuers, after due inquiry, threatened against, the Company or any of the Subsidiaries which, if adversely determined, could interfere with or materially adversely affect the issuance of the Securities or in any manner draw into question the validity of any of the Operative Documents; and the Company and each of the Subsidiaries has complied in all material respects with every request (unless otherwise withdrawn) of the Commission, or any securities authority or agency of any jurisdiction for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (e) The Indenture has been duly authorized by each of the Issuers and, when duly executed and delivered by each of the Issuers in accordance with its terms, will be a legal, valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable.

          (f) The Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will, when issued, executed, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and, except to the extent that a waiver of rights under any usury laws may be unenforceable, will be entitled to the benefits of the Indenture and will conform in all material respects to the descriptions thereof in the Prospectus. The Notes rank and will rank on a parity with all senior indebtedness of the Company that is outstanding on the date hereof or that may be incurred hereafter, and unsubordinated to all other indebtedness of the Company that is outstanding on the date hereof or that may be incurred hereafter, including, without limitation, the outstanding 7 1/2% Convertible Subordinated Debentures due 2003 of the Company (the "Old Convertible Debentures").

          (g) The Guarantees have been duly authorized by each of the Guarantors and, on the Closing Date, will have been duly executed by each of the Guarantors and will, when issued, executed, authenticated and delivered in accordance with the Indenture, constitute legal, valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and, except to the extent that a waiver of rights under any usury laws may be unenforceable, will be entitled to the benefits of the Indenture and will conform in all material respects to the descriptions thereof in the Prospectus. The Guarantees rank and will rank on a parity with all unsubordinated indebtedness of the applicable Guarantor that is outstanding on the date hereof or that may be incurred hereafter and senior to all other indebtedness of the applicable Guarantor that is outstanding on the date hereof and that may be incurred hereafter.

          (h) This Agreement has been duly and validly authorized, executed and delivered by each of the Issuers and constitutes a legal, valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that indemnification from liability in connection with the Federal securities laws or the basis of allocation contained in the contribution provisions herein may be unenforceable.

          (i) Each of the other Operative Documents has been duly and validly authorized by the Company and each of the Subsidiaries, as applicable, and on the Closing Date, will have been duly executed and delivered by the Company and each of the Subsidiaries, as applicable, in accordance with its respective terms and will each be a legal, valid and binding agreement of the Company and each of the Subsidiaries, as applicable, enforceable against the Company and each of the Subsidiaries, as applicable, in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (j) Each of the Operative Documents, each of the elements of the Transaction and the Automatic Conversion described in the Prospectus conforms in all material respects to the description thereof contained in the Prospectus.

          (k) The Company and each of the Subsidiaries, as applicable, has all the requisite corporate or partnership power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party, and to authorize, issue and sell the Securities. The execution and delivery by the Company and each of the Subsidiaries of this Agreement and the other Operative Documents to which it is a party, the issuance and sale of the Securities, the performance of the Operative Documents, the Automatic Conversion and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of (i) any of the respective charters, bylaws or partnership agreements, as the case may be, of the Company or any of the Subsidiaries (ii) any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien") other than Liens permitted under the Indenture, with respect to any obligation, bond, agreement, note, debenture or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement, lease or instrument to which the Company or any of the Subsidiaries is a party or by which they or any of them are bound, or to which any of the properties or assets of the Company or any of the Subsidiaries is or may be subject, or (iii) any

     Federal, state or local law, rule, administrative regulation or ordinance or order of any court or governmental agency, body or official having jurisdiction over the Company or any of the Subsidiaries or any of their properties, except, in the case of clause (ii) or (iii), for such conflicts, breaches, violations, defaults or Liens that could not reasonably be expected to have, singly or in the aggregate, a material adverse effect on the properties, plans, business, results of operations, general affairs, management, condition (financial or otherwise), prospects, or business affairs of the Company or the Subsidiaries (a "Material Adverse Effect").

          (l) No authorization, approval, consent or order of, or filing with, any court or governmental body, agency or official, including from the Nevada State Gaming Control Board and the Nevada Gaming Commission (collectively, the "Nevada Gaming Authorities"), the Video Gaming Division of the Gaming Enforcement Section of the Office of State Police within the Department of Public Safety and Corrections of the State of Louisiana (the "Louisiana Gaming Authorities"), the Mississippi Gaming Commission (the "Mississippi Gaming Authorities"), the New Jersey Casino Control Commission (the "New Jersey Gaming Authorities") (collectively, the "Gaming Authorities"), is necessary in connection with the issuance and sale of, the Securities the performance of the Operative Documents, the Automatic Conversion and the consummation of the transactions contemplated hereby or thereby, except such as may be required by the NASD or have been obtained and under the Nevada Gaming Control Act (the "Nevada Gaming Laws"), the Louisiana Video Draw Poker Devices Control Act (the "Louisiana Act"), the Louisiana Riverboat Economic Development Act (together with the Louisiana Act, the "Louisiana Gaming Laws"), the Mississippi Gaming Control Act (the "Mississippi Gaming Laws") and the New Jersey Gaming Control Act (the "New Jersey gaming Laws") (collectively, the "Gaming Laws"), the Act, the TIA or state securities or Blue Sky laws or regulations. Neither of the Issuers nor any of their affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

          (m) The Company and each of the Subsidiaries has been duly incorporated and the Company and each of the Subsidiaries is validly existing as a corporation or general partnership, as the case may be, under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as it is currently being conducted or is proposed to be conducted (as discussed in the Prospectus) and to own, lease and operate its properties, as applicable, and is duly qualified as a foreign corporation, authorized to do business and is in good standing in each jurisdiction (each, a "Foreign Jurisdiction") where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          (n) The consolidated capitalization as of December 31, 1995, of each of the Company and BGII is as set forth in the Prospectus under the caption "Capitalization" in the respective columns "Alliance Actual" and "BGII Actual", and the consolidated capitalization of the Company will be as set forth in the column "The Company Pro Forma as Adjusted." All of the issued and outstanding shares of capital stock of the Company and each of the Subsidiaries have been duly authorized and are, and in the case of the Common Stock and Junior Preferred Stock to be issued upon the Automatic Conversion will be, validly issued, fully paid and nonassessable. On the Closing Date, except as disclosed in the Prospectus and for directors qualifying shares, the Company will own, either directly or indirectly, all of the outstanding capital stock of each of the Subsidiaries, including BGII and its direct and indirect subsidiaries, free and clear of any Liens, restrictions on transfer, agreements, voting trusts or other defects of title whatsoever, other than transfer restrictions which may be imposed (i) by law or by any of the Gaming Authorities, (ii) in the organizational document of any such Subsidiary and (iii) such stock pledges granted by Alliance in connection with the issuance of the Notes; the issuance of the shares of capital stock by the Company upon the Automatic Conversion will not be subject to preemptive or similar rights; except as disclosed in the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities or commitments of sale related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interests in, the Company or any Subsidiary.

          (o) Neither the Company nor any of the Subsidiaries is (i) in violation of its respective charter, bylaws or partnership agreements or
     (ii) in default in the performance of any obligation, bond, agreement, note, debenture or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, except, in the case of clause (ii), for such defaults that could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          (p) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or affecting the Company or any of the Subsidiaries or any of their respective assets or properties, which is required to be disclosed in the Registration Statement or the Prospectus, or which could have a Material Adverse Effect, or which could materially and adversely affect the performance by the Company or any of the Subsidiaries of its obligations pursuant to this Agreement and the Operative Documents or the transactions contemplated hereby or thereby, in each case except as is disclosed in the Prospectus, and, to the best knowledge of the Issuers, after due inquiry, no such action, suit or proceeding is contemplated or threatened.

          (q) (i) Neither the Company nor any of the Subsidiaries is in violation of any Federal, state or local laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), or otherwise relating to the protection of human health and safety, or the storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations, except to the extent that any such violation could not have a Material Adverse Effect or otherwise require disclosure in the Prospectus; and (ii)(A) neither the Company nor any of the Subsidiaries has received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to such violation in the future, (B) there is no pending or threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability for investigatory, cleanup, or governmental responses costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (x) the presence, or release into the environment, of any Material of Environmental Concern at any location owned or operated by the Company or any of the Subsidiaries, now or in the past, or (y) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law (collectively, "Environmental Claims") that could have a Material Adverse Effect or otherwise require disclosure in the Prospectus, and (C) there are no past or present actions, activities, circumstances, conditions, events or incidents, that could form the basis of any Environmental Claim against the Company or any Subsidiary or against any person or entity whose liability for any Environmental Claim the Company or any Subsidiary has retained or assumed either contractually or by operation of law.

          (r) Neither the Company nor any of the Subsidiaries is in violation of any Federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, except as could not have a Material Adverse Effect. There is (A) no material unfair labor practice complaint pending against the Company or any Subsidiary or, to the best knowledge of the Issuers, after due inquiry, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no material grievance or material arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any Subsidiary or, to the best knowledge of the Issuers, after due inquiry, threatened against any of them, and (B) no labor dispute in which the Company or any Subsidiary is involved nor, to the best knowledge of the Issuers, after due inquiry, is any labor dispute imminent, other than routine disciplinary and grievance matters. The Company and the Subsidiaries are in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"); and no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) established or maintained by the Company or any of the Subsidiaries or with respect to which the Company or the Subsidiaries are obligated to make contributions. The Company and the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" as such term is defined in Section 3(3) of ERISA or (ii) Sections 4971, 4975, or 4980B of the Internal Revenue Code of 1986, as amended (the "Code"). Each "employee benefit plan" established or maintained by the Company and the Subsidiaries that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (s) The Company and each of the Subsidiaries has good and marketable title, free and clear of all Liens (except for Permitted Liens (as defined in the Indenture)), to all property and assets described in the Registration Statement as being owned by it and such properties and assets are in the condition and suitable for use as so described. All leases to which the Company or any of the Subsidiaries is a party are valid and binding and no default has occurred and is continuing thereunder (in the case of defaults by persons other than the Company and the Subsidiaries, to the best knowledge of the Issuers, after due inquiry) and the Company and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not interfere with the use made or proposed to be made by the Company or such Subsidiary.

          (t) The Company and the Subsidiaries maintain insurance at least in such amounts and covering at least such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

          (u) KPMG Peat Marwick LLP, the firm of accountants that has audited the applicable historical consolidated financial statements and supporting schedules of the Company and its subsidiaries filed with the Commission as part of the Registration Statement and the Prospectus are independent public accountants with respect to the Company and the Subsidiaries, as required by the Act. Coopers & Lybrand L.L.P., the firm of accountants that has audited the applicable historical consolidated financial statements and supporting schedules of BGII and its subsidiaries filed with the Commission as part of the Registrations Statement and the Prospectus, for the period commencing January 1, 1992 to present, and Ernst & Young, the firm of accountants that has audited the applicable historical consolidated financial statements and supporting schedules of BGII and its subsidiaries for its fiscal year 1991, are each independent public accountants with respect to BGII and its subsidiaries as required by the Act. The historical consolidated financial statements of the Company and BGII, together with related schedules and notes, set forth in the Prospectus and the Registration Statement, comply as to form in all material respects with the requirements of the Act and fairly present in all material respects in accordance with GAAP (consistently applied except as otherwise specified therein) the consolidated financial position of the Company and BGII, as applicable, at the respective dates indicated and the consolidated results of their operations and their consolidated cash flows, as applicable, for the respective periods indicated. The PRO FORMA financial statements contained in the Registration Statement (including the financial statements appearing under the captions "Unaudited Pro Forma Condensed Financial Information" and "Supplemental Analysis of Adjusted Operating Cash Flow") have been prepared on a basis consistent with such historical statements, except as specified therein, and give effect to assumptions made on a reasonable basis. The historical ratio of deficit to fixed charges of the Company and the PRO FORMA ratio of earnings to fixed charges of the Company included in the Prospectus under the caption "Selected Historical Financial Information of Alliance" have been calculated in compliance with Item 503(d) of Regulation S-K promulgated by the Commission. The other financial and statistical information and data included in the Prospectus and in the Registration Statement, historical and PRO FORMA, are accurately presented and prepared in all material respects on a basis consistent with such financial statements and the books and records of the Company and BGII, as applicable.

          (v) The forecasted financial statement information included in the Registration Statement (i) are within the coverage of Rule 175(b) of the Act, (ii) were made by the Issuers with a reasonable basis and in good faith, (iii) have been prepared in accordance with Item 10 of Regulation S-K of the Act and (iv) have been properly compiled on the bases described therein. The assumptions used in the preparation of such forecasted consolidated financial statement information (i) are all those the Issuers believe are significant in forecasting the financial results of the Company and (ii) reflect, for the relevant periods, a reasonable estimate of the events, contingencies and circumstances described therein. Such forecasted consolidated financial statement information presents each of the Issuers' reasonable estimate of the expected consolidated results of operations, except for the omission of non-operating items, income taxes, extraordinary items and the calculation of net income for the forecasted periods.

          (w) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and up to the Closing Date, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company or the Subsidiaries, singly or in the aggregate, nor entered into any transaction not in the ordinary course of business, except as described in the Prospectus with respect to the Transaction and the Working Capital Facilities, (ii) there has been no decision or judgment in the nature of litigation, administrative or regulatory proceedings or arbitration that could have a Material Adverse Effect and (iii) there has not been any material adverse change or any development which could reasonably be expected to involve, singly or in the aggregate, a material adverse change, in the properties, plans, business, results of operations, general affairs, management, condition (financial or otherwise), prospects or business affairs of the Company or the Subsidiaries, singly or in the aggregate (any of the items set forth in clauses (i), (ii) or (iii) of this paragraph (v), a "Material Adverse Change").

          (x) All material Tax (as defined below) returns required to be filed by the Company and the Subsidiaries have been filed and all such returns are true, complete, and correct in all material respects. All material Taxes that are due or claimed to be due from the Company and the Subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and, in either case, for which adequate reserves have been established on the books and records of the Company and the Subsidiaries in accordance with GAAP. The Company and the Subsidiaries are not parties to any pending action, proceeding, inquiry, or investigation by any government authority for the assessment or collection of Taxes, nor do the Company have any knowledge, after due inquiry, of any such proposed or threatened action, proceeding, inquiry, or investigation. For purposes of this agreement, the terms "Tax" and "Taxes" shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

          (y) (i) The Company, each of the Subsidiaries and each of the persons listed under the caption "Management" in the Registration Statement has all material certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals or rights (each, an "Authorization") of and from, and has made all material declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, including, without limitation, all such Authorizations with respect to engaging in gaming operations and the manufacture of gaming machines in the State of Nevada, Louisiana, Mississippi and New Jersey and the Federal Republic of Germany or required to own, lease, license and use its properties and assets and to conduct its current business in the manner described in or contemplated by the Prospectus; (ii) all such Authorizations are valid and in full force and effect; (iii) the Company, each of the Subsidiaries and each of the persons listed under the caption "Management" in the Registration Statement is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto and (iv) other than the current investigation being carried out by the State of New Jersey Division and Land and Public Safety, Division of Gaming Enforcement in connection with the operation of Worldwide Gaming of Louisiana, neither the Company nor any Subsidiary nor any of the persons listed under the caption "Management" in the Registration Statement has received any notice of proceedings relating to the revocation or modification of any such Authorization and no such Authorization contains any restrictions that are materially burdensome to any of them. The Issuers, and to the best knowledge of the Issuers, each of the persons listed under the caption "Management" in the Registration Statement, do not have any reason to believe that any Gaming Authority is considering modifying, limiting, conditioning, suspending, revoking or not renewing any such Authorization of the Company, any of the Subsidiaries or any of the persons listed under the caption "Management" in the Registration Statement or that any Gaming Authority or any other govern-mental agency is investigating the Company or any of the Subsidiaries or related parties (other than normal overseeing reviews of the Gaming Authorities incident to the gaming activities of the Company and the Subsidiaries). None of the Issuers, and to the best knowledge of the Issuers, none of the persons listed under the caption "Management" in the Registration Statement, has any reason to believe that there is an existing basis for any of the Gaming Authorities to deny the renewal of the current gaming licenses held by any of them.

          (z) The Company and each of the Subsidiaries possess the licenses, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, (collectively, the "Licensed Marks"), employed by them in connection with their businesses as currently being conducted or as proposed to be conducted (as discussed in the Prospectus). Except as disclosed in the Prospectus, after due inquiry, there is no material claim, suit, action or proceeding pending and served or threatened with respect to the validity of any of the Licensed Marks, the infringement of any of the Licensed Marks by any third party or the infringement of the rights of any third party arising out of the use of any of the Licensed Marks.

          (aa) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (ab) Neither the Company nor any agent acting on their behalf has taken or will take any action that is reasonably likely to cause the issuance or sale of the Securities to violate Regulation G, T, U, or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the Closing Date.

          (ac) Neither the Company nor any of the Subsidiaries is (i) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or
     (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (ad) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

          (ae) Each certificate signed by any officer of any of the Issuers and delivered to the Underwriters or counsel for the Underwriters in connection therewith shall be deemed to be a representation and warranty by such Issuer to each Underwriter as to the matters covered thereby.

          7.   INDEMNIFICATION.

          (a) The Company and the Subsidiaries, jointly and severally, agree to indemnify and hold harmless, each Underwriter and its affiliates and their respective officers, shareholders, counsel, agents, employees, directors and any person who controls such Underwriter or any of its affiliates within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the respective officers, shareholders, counsel, agents, employees and directors of such persons (each Underwriter and each such other person or entity being referred to herein as an "Indemnified Person"), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, costs, assessments, expenses and other liabilities (collectively, "Liabilities"), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such Liabilities are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Issuers by or on behalf of any such Underwriter through Jefferies expressly for use in the Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connec-tion with the matters addressed by this Agreement which involves the Company or an Indemnified Person.

          (b) In case any action or proceeding (for all purposes of this Section 7, including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company or any Subsidiary, such Underwriter (or the Underwriter controlled by such controlling person) shall promptly notify the Company in writing; PROVIDED, that the failure to give such notice shall not relieve the Company or any of the Subsidiaries of their obligations pursuant to this Agreement. Upon receiving such notice, the Company shall be entitled to participate in any such action or proceeding and to assume, at its sole expense, the defense thereof, with counsel reasonably satisfactory to such Indemnified Person and, after receipt of written notice from the Company to such Indemnified Person of its election so to assume the defense thereof made within ten business days after receipt of the notice from the Indemnified Person of such action or proceeding, the Company and the Subsidiaries shall not be liable to such Indemnified Person hereunder for legal expenses of other counsel subsequently incurred by such Indemnified Person in connection with the defense thereof, other than costs of investigation, unless (i) the Company or such Subsidiary, as the case may be, agrees to pay such fees and expenses, or (ii) the Company fails promptly to assume such defense or fails to employ counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Person and the Company, any of the Subsidiaries or an affiliate of any such person, and either (x) there may be one or more legal defenses available to such Indemnified Person that are different from or additional to those available to the Company, any of the Subsidiaries or any such affiliate or (y) a conflict may exist between such Indemnified Person and the Company, any of the Subsidiaries or any such affiliate. In the event of any of clause (i),
     (ii) and (iii) of the immediately preceding sentence, if such Indemnified Person notifies the Company in writing, the Company shall not have the right to assume the defense thereof and such Indemnified Person shall have the right to employ its own counsel in any such action and the reasonable fees and expenses of such counsel shall be paid, as incurred, by the Company and the Subsidiaries, regardless of whether it is ultimately determined that an Indemnified Person is not entitled to indemnification hereunder, it being understood, however, that the Company and the Subsidiaries shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for each such

     Indemnified Person. The Company and each of the Subsidiaries agrees to be liable for any settlement of such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Company and each of the Subsidiaries agrees to indemnify and hold harmless any Indemnified Person from and against any liabilities by reason of any settlement of any action effected with the written consent of the Company. The Company and each of the Subsidiaries agrees to be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 20 business days after receipt by the Company of the aforesaid request for payment in respect of an indemnification obligation pursuant hereto and (ii) the Indemnified Person shall not have been reimbursed in accordance with such request prior to the date of such settlement. Neither the Company nor any of the Subsidiaries shall, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought pursuant hereto (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

          (c) Each of the Underwriters agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their directors, their officers who sign the Registration Statement and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuers, to the same extent as the foregoing indemnity from the Issuers and the Subsidiaries to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Underwriter and conforming to information furnished in writing by or on behalf of such Underwriter through Jefferies expressly for use in the Registration Statement, Prospectus or any preliminary prospectus, as applicable. In case any action or proceeding (including any governmental investigation) shall be brought or asserted against the Issuers, any of their directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any preliminary prospectus in respect of which indemnity is sought against any Underwriter pursuant to the foregoing sentence, the Underwriter shall have the rights and duties given to the Issuers (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Issuers, their directors, any such officers and each such controlling person shall have the rights and duties given to the Indemnified Person by Section 7(b) above.

          (d) If the indemnification provided for in this Section 7 is finally determined by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any Liabilities referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiaries, on the one hand, and the Underwriter, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiaries, on the one hand, and any of the Underwriters (and its related Indemnified Persons), on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Securities (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by such Underwriter, in each case as set forth in the Prospectus. The relative fault of the Company and the Subsidiaries, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company and the Subsidiaries, on the one hand, or by the Underwriters, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company and the Subsidiaries set forth herein shall be in addition to any liability or obligation the Company and the Subsidiaries may otherwise have to any Indemnified Person.

          The Company, the Subsidiaries and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, judgments, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, none of the Underwriters (and its related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total underwriting discount applicable to the Securities purchased by such Underwriter exceeds the amount of any damages and related expenses which such of the Underwriters (and its related Indemnified Persons) has otherwise been required to pay or incur by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective aggregate principal amount of Securities purchased by each of the Underwriters hereunder and not joint.

           8. CONDITIONS TO UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters to purchase any Securities under this Agreement are subject to the satisfaction of each of the following conditions on the Closing Date:

          (a) All the representations and warranties of the Issuers contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. All of the representations and warranties of each of Issuers, as applicable, made in the other Operative Documents (i) on the date made and (ii) on the Closing Date, to the extent such document contains a representation or warranty made on the Closing Date was or shall be true and correct on such date.
     The Company and the Subsidiaries shall have performed or complied with all of their obligations and agreements herein and therein contained and required to be performed or complied with by them at or prior to the Closing Date.

          (b) (i) The Registration Statement shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall have become effective (or, if any Securities are sold in reliance upon Rule 430A of the Act and no post-effective amendment is so required to be filed, the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) hereof) not later than 5:30 p.m., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, (ii) at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the best knowledge of the Issuers, after due inquiry, threatened by the Commission and every request for additional information on the part of the Commission shall have been complied with in all respects, and (iii) no stop order suspending the sale of the Securities in any jurisdiction referred to in
     Section 4(h) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or, to the best knowledge of the Issuers, after due inquiry, threatened.

          (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency, body or official (including, without limitation, any Gaming Authority), which would, as of the Closing Date, prevent the issuance of the Securities or have a Material Adverse Effect; and no injunction, restraining order or order of any nature by any Federal or state court shall have been issued as of the Closing Date which would prevent the issuance of the Securities or have a Material Adverse Effect. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading or indication that such securities have been placed on any "watch list" for possible downgrading, nor shall any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's or any Subsidiary's securities by any nationally recognized statistical rating organization, as such term is defined for purposes of Rule 436(g)(2) of the Act.

          (d) (i) Since the earlier of the date hereof or the dates of which information is given in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Change, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in respect, of the Company or any of the Subsidiaries and (iii) the Company and each of the Subsidiaries shall have no liability or obligation, direct or contingent, that is material to the Company and the Subsidiaries, taken as a whole, and which is not disclosed in the Registration Statement and the Prospectus.

          (e) You shall have received a certificate of each of the Issuers, dated the Closing Date, in each case executed on behalf of the Issuer by the Chief Executive Officer and the Chief Financial Officer of such Issuer, as applicable, confirming the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

          (f) You shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of Milbank, Tweed, Hadley & McCloy, counsel for the Issuers, to the effect that:

               (i) the Registration Statement was declared effective in compliance with the Act; any required filing of the Prospectus, and any amendments or supplements thereto, pursuant to Rule 424(b), have been made in the manner and within the time period required by Rule 424(b); to the best of such counsel's knowledge, after due inquiry, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings therefor have been instituted or to the best of such counsel's knowledge, after due inquiry, are pending or contemplated under the Act; and the Indenture has been duly qualified under the TIA;

               (ii) at the time it became effective and on the Closing Date, the Registration Statement (excluding documents incorporated by reference therein and except for the financial statements, the notes thereto and related schedules and other financial data and financial forecasts included therein as to which no opinion need be expressed) complied as to form in all material respects with the applicable requirements of the Act and the TIA;

               (iii) the documents incorporated by reference in the Prospectus (except for the financial statements, the notes thereto and related schedules and other financial included therein, as to which no opinion need be expressed), as of the dates they were filed with the Commission, appear on their face to have been appropriately responsive in all material respects to the requirements of the Exchange Act and the Exchange Act Regulations.

               (iv) each of BGII Acquisition Corp., Native American Investments, Inc. and Alliance Holding Corp. (the "Delaware Subsidiaries") is duly incorporated and is validly existing as a corporation, under the laws of the State of its incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus;

               (v) all of the issued and outstanding shares of capital stock of the Delaware Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable, and the shares of capital stock of each such Subsidiary are owned, directly or indirectly, by the Company, free and clear of any Liens; except as disclosed in the Prospectus and to the best of such counsel's knowledge, after due inquiry, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of capital stock of, or other ownership interest in, any such Subsidiary;

               (vi) the Company and each Subsidiary is duly qualified as a foreign corporation or general partnership, as the case may be, in each Foreign Jurisdiction, except where the failure to be so qualified could not reasonably be expected to have, singly or in the aggregate, a material adverse effect on the properties, plans, business, results of operation, general affairs, management, condition (financial or otherwise) or business affairs of the Company and the Subsidiaries; the Company and each Subsidiary is in good standing under the laws of its jurisdiction of incorporation and in each Foreign Jurisdiction.

               (vii) each of the Delaware Subsidiaries has the requisite corporate power and authority to execute, deliver and perform all of the obligations pursuant to this Agreement and each of the other Operative Documents to which it is a party and to authorize, issue and sell the Securities as contemplated by this Agreement; this Agreement and each of the other Operative Documents has been duly authorized, executed and delivered by the Company and each of the Subsidiaries, as applicable, and constitutes a valid and legally binding obligation of each of the Company and the Subsidiaries, as applicable, enforceable against each of the Company and the Subsidiaries, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws and to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity) including, without limitation, the possible unavailability of injunctive relief or any other equitable remedy and concepts of good faith reasonableness, fair dealing and materiality and except to the extent that indemnification from liability contained in this Agreement in connection with the Federal securities laws may be unenforceable and the contribution formulas specified in Section 7 of this Agreement may not be given effect;

               (viii) the Notes have been duly authorized, executed and delivered by the Company and, when authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting rights and remedies of creditors, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), including, without limitation, the possible unavailability of injunctive relief or other equitable remedy and concepts of good faith reasonableness, fair dealing or materiality, and except to the extent that a waiver of rights under any usury laws may be unenforceable;

               (ix) each of the Guarantees has been duly authorized, executed and delivered by the Guarantors and, when executed and authenticated in accordance with the provisions of the Indenture and delivered in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their respective terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), including, without limitation, the possible unavailability of injunctive relief or other equitable remedy and concepts of good faith reasonableness, fair dealing or materiality, and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable.

               (x) the Indenture has been duly authorized, executed and delivered by each of the Issuers and constitutes a valid and legally binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting rights and remedies of creditors, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), including, without limitation, the possible unavailability of injunctive relief or other equitable remedy and concepts of good faith reasonableness, fair dealing or materiality, and except to the extent that a waiver of rights under any usury laws may be unenforceable;

               (xi) this Agreement and each of the other Operative Documents which is described in the Registration Statement and the Prospectus and each element of the Transaction conforms in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus; the descriptions in the Registration Statement and the Prospectus of legal proceedings and contracts to which any of the Issuers or any of the Subsidiaries is a party have been reviewed by such counsel and are accurate summaries thereof in all material respects (except for financial data included therein or omitted therefrom, as to which counsel need express no opinion);

               (xii) neither the Company nor any of the Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or
     (b) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

               (xiii) to the best of such counsel's knowledge after due inquiry, there are no legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described as required, or any contracts or agreements to which the Company or any of the Subsidiaries is a party or by which any of them may be bound that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described therein or filed or incorporated by reference as exhibits thereto; to the best of such counsel's knowledge, after due inquiry, there is no current, pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries or to which any of their respective properties are subject of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus;

               (xiv) to the best of such counsel's knowledge, after due inquiry, no authorization, approval, consent or order of any court or governmental body, agency or official, is necessary in connection with the issuance of the Securities and the other transactions contemplated by this Agreement and the other Operative Documents, including the Transaction, except such as may be required by the NASD or have been obtained under the Gaming Laws, the Act, the TIA or state securities or Blue Sky laws or regulations.

               (xv) the execution and delivery of the Operative Documents by the Company and the Subsidiaries, as applicable, the issuance and sale of the Securities, the performance of the Company's and each Subsidiary's obligations pursuant to the Operative Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any Lien with respect to (A) any of the respective charters, bylaws and partnership agreement of the Company and each of the Subsidiaries, (B) any agreement or instrument filed as an Exhibit to the Registration Statement, (C) any applicable statute, rule or regulation under New York law, United States Federal law or the Corporation Law of the State of Delaware, or (D) any order of any New

     York or Delaware court or governmental agency, body or official having jurisdiction over the Company or any of the Subsidiaries or any of their properties, except in the case of clauses (B), (C) or (D), for such conflicts, breaches, violations or defaults that could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect;

               (xvi) to the best of such counsel's knowledge, after due inquiry, no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument described in or filed as an Exhibit to the Registration Statement, except for defaults which could not have a material adverse effect on the properties, plans, business, results of operation, general affairs, management, condition (financial or otherwise) or business affairs of the Company and the Subsidiaries, in the aggregate;

               (xvii) to the best of such counsel's knowledge, after due inquiry, the Company and each of the Subsidiaries has the right to use the Licensed Marks presently or proposed to be employed by it in connection with its businesses as currently being conducted or as proposed to be conducted (as discussed in the Prospectus), and, to the best of such counsel's knowledge, after due inquiry, the Licensed Marks are free and clear of Liens and any other rights of third parties and neither the Company nor any of the Subsidiaries has received any notice, or has any knowledge, of infringement or of conflict with asserted rights of others with respect to any of the Licensed Marks;

               (xviii) neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System;

               (xix) the offer and sale of the securities by the Company pursuant to the Subscription Agreement does not require registration under the Act; the offer and sale of such securities will not be subject to integration with the offer and sale of any securities of the Company pursuant to either of the Offerings, the Exchange Offer or the Automatic Conversion;

               (xx) the statements set forth in the Prospectus under the caption "Material Income Tax Considerations for holders of Preferred Stock" insofar as such statements constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, are correct in all material respects; and

               (xxi)  the Merger has become effective under Delaware law.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and the Subsidiaries, representatives of BGII and their counsel, representatives of KPMG Peat Marwick, independent public accountants for the Company and the Subsidiaries, Coopers & Lybrand L.L.P., independent public accountants for BGII and its subsidiaries, your representatives and your counsel in connection with the preparation of the Registration Statement and Prospectus and has considered the matters required to be stated therein and the statements contained therein, and such counsel shall advise you that, although (without limiting the opinions provided) such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement (including any Registration Statement filed under Rule 462(b) of the Act (if any)), as amended or supplemented, at the time such Registration Statement or any post-effective amendment became effective and as of the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than information omitted therefrom in reliance on Rule 430A under the Act), or the Prospectus, as amended or supplemented, as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (g) You shall have received a signed opinion of Schreck, Jones, Bernard, Woloson & Godfrey, Chartered, Nevada counsel for the Company, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) the Company and each of the Subsidiaries incorporated in the State of Nevada (such Subsidiaries, other than Bally Gaming, Inc., being referred to as the "Nevada Subsidiaries") has the requisite corporate power and authority to execute, deliver and perform all of its obligations pursuant to this Agreement and each of the other Operative Documents to which it is a party and to authorize, issue and sell the Securities as contemplated by this Agreement; the Indenture, this Agreement and each of the other Operative Documents has been duly authorized, executed and delivered by the Company, Bally Gaming, Inc. ("Gaming") and each of the Nevada Subsidiaries, as applicable;

               (ii) the Notes have been duly authorized, executed and delivered by the Company;

               (iii) the Guarantees granted by Gaming and each of the Nevada Subsidiaries have been duly authorized, executed and delivered by Gaming and the Nevada Subsidiaries;

               (iv) the Company and each of the Nevada Subsidiaries is duly incorporated and is validly existing as a corporation, under the laws of the State of Nevada and has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus;

               (v) all of the issued and outstanding capital stock of the Company and the Nevada Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable, and the shares of capital stock of each of the Nevada Subsidiaries are owned, either directly or indirectly, by the Company, free and clear of any perfected security interest and, to such counsel's knowledge, after due inquiry, any other security interests, claims or Liens; except as disclosed in the Prospectus and, to the best of such counsel's knowledge, after due inquiry, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of capital stock of, or other ownership interest in, any such Subsidiary;

               (vi) the execution and delivery of the Operative Documents by the Company and the Subsidiaries, as applicable, the issuance and sale of the Securities, the performance of the Company's and each Subsidiary's obligations pursuant to the Operative Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any Lien with respect to (A) any of the respective charters and by-laws of any of the Company, Gaming or the Nevada Subsidiaries, (B) any applicable statute, rule or regulation under Nevada law, or (C) any order of any Nevada court or governmental agency, body or official having jurisdiction over the Company or any of the Subsidiaries or any of their properties, except, in the case of clause (B) and (C), for such conflicts, breaches, violations or defaults that could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect;

               (vii) no authorization, approval, consent or order of the Nevada Gaming Authorities or any other governmental body, agency or official of the State of Nevada ("Nevada Authorities") is necessary in connection with the issuance of the Securities and the due and valid execution, delivery and performance by the Company or any of the Subsidiaries, as the case may be, of this Agreement and the other Operative Documents, as applicable, and any of the transactions contemplated hereby of thereby to be entered into prior to or contemporaneously with such agreements, except (a) as disclosed in the Registration Statement, (b) such authorizations, approvals, consents or licenses of the Nevada Authorities that have been obtained prior to the date of such opinion and (c) the periodic and other filings and reporting requirements to which any of the Company and the Subsidiaries are subject generally. Each of the Operative Documents has been presented to the Nevada Gaming Authorities to the extent required by the Nevada Gaming Laws, and such documents and the transactions described therein have been approved by the Nevada Gaming Authorities to the extent required by Nevada Gaming Laws. Such counsel has received no notice that such approvals have been revoked, modified or rescinded as of the date of such opinion;

               (viii) except as disclosed in the Registration Statement, (a) to the best knowledge of such counsel, the Company and each of its subsidiaries has made all declarations and filings with the Nevada Gaming Authorities necessary to use its properties and assets and to conduct its business pursuant to Nevada Gaming Laws, as of the date of such opinion;
     (b) no facts have come to the attention of such counsel that would lead such counsel to believe that all authorizations of and from the Nevada Gaming Authorities are not valid and in full force and effect as of the date of such opinion; (c) no facts have come to the attention of such counsel that would lead such counsel to believe that the Company and each of its subsidiaries is not in compliance in all material respects with the terms and conditions of all authorizations of and from the Nevada Gaming Authorities and with the Nevada Gaming Laws, as of the date of such opinion; and (d) as of the date of such opinion, such counsel has received no notice of any proceedings relating to the revocation or modification of any authority granted by any of the Nevada Gaming Authorities to the Company and its subsidiaries, and such counsel is aware of no restrictions imposed by any of the Nevada Gaming Authorities which would have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Company or its subsidiaries, in the aggregate; no facts have come to the attention of such counsel that would lead such counsel to believe that any of the Nevada Gaming Authorities is considering modifying, limiting, conditioning, suspending, revoking or not renewing the licenses, permits, certificates, consents, orders, approvals and other authorizations from such Nevada Gaming Authority (collectively, the "Gaming Licenses") of the Company or any of its subsidiaries, except where such modification, revocation, suspension, limitation or condition would not have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Company or its subsidiaries, in the aggregate; such counsel is aware of no notice given to the Company or any of its subsidiaries that any of the Nevada Gaming Authorities are investigating the Company or any of its subsidiaries (other than normal overseeing reviews incident to the gaming activities of the Company and its subsidiaries); and such counsel has received no notice that the Company or any of its subsidiaries has any reason to believe there is an existing basis for any of the Nevada Gaming Authorities to deny the renewal of the Gaming Licenses held by the Company or any of its subsidiaries;

               (ix) each of the persons listed under the caption "Management" in the Prospectus has been or will be qualified or licensed by the Nevada Gaming Laws as required by the Nevada Gaming Laws;

               (x) (a) the statements in the Prospectus under the captions "Risk Factors--Strict Regulation by Gaming Authorities" and "Gaming Regulation and Licensing - Nevada, fairly present the information with respect to such Nevada Gaming Laws and proceedings thereunder; and (b) no facts have come to the attention of such counsel that would lead such counsel to believe that the statements listed in clause (a) of this paragraph (i) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements, in light of the circumstances under which they are made, not misleading, or that the statements listed in clause (a) of this paragraph (i), as contained in the Prospectus at the time of filing thereof or on the date of such counsel's opinion, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading;

               (xi) the Security and Pledge Agreement is effective under the laws of the State of Nevada and the federal law of the United States to create a valid security interest in all of the Company's and each Subsidiary's rights in the capital stock of the Company's or such Subsidiary's, as the case may be, subsidiaries described in the Security and Pledge Agreement, whether now existing or hereafter acquired (the "Collateral"), in favor of the Trustee to secure all obligations of the Company as identified in the Pledge Agreement (including Company's capital stock of the Company's subsidiaries payment obligations under the Indenture). The security interest of the Trustee is a perfected, first priority security interest in the Collateral under the laws of Nevada and the federal law of the United States.

          (h) You shall have received an opinion of McDonald Carano Wilson McCune Bergin Frankovich & Hicks, Nevada regulatory counsel for BGII, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) except as disclosed in the Registration Statement, (a) to the best knowledge of such counsel, each of BGII and Gaming (collectively, the "Bally Guarantors") has made all declarations and filings with the Nevada Gaming Authorities necessary to use its properties and assets and to conduct its business pursuant to Nevada Gaming Laws, as of the date of such opinion; (b) no facts have come to the attention of such counsel that would lead such counsel to believe that all authorizations of and from the Nevada Gaming Authorities are not valid and in full force and effect as of the date of such opinion; (c) no facts have come to the attention of such counsel that would lead such counsel to believe that each of the Bally Guarantors is not in compliance in all material respects with the terms and conditions of all authorizations of and from the Nevada Gaming Authorities and with the Nevada Gaming Laws, as of the date of such opinion; and (d) as of the date of such opinion, such counsel has received no notice of any proceedings relating to the revocation or modification of any authority granted by any of the Nevada Gaming Authorities to the Bally Guarantors, and such counsel is aware of no restrictions imposed by any of the Nevada Gaming Authorities which would have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Bally Guarantors, in the aggregate; no facts have come to the attention of such counsel that would lead such counsel to believe that any of the Nevada Gaming Authorities is considering modifying, limiting, conditioning, suspending, revoking or not renewing the licenses, permits, certificates, consents, orders, approvals and other authorizations from such Nevada Gaming Authority (collectively, the "Gaming Licenses") of any of the Bally Guarantors, except where such modification, revocation, suspension, limitation or condition would not have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Bally Guarantors, in the aggregate; such counsel is aware of no notice given to any of the Bally Guarantors that any of the Nevada Gaming Authorities are investigating any of the Bally Guarantors (other than normal overseeing reviews incident to the gaming activities of the Bally Guarantors); and such counsel has received no notice that any of the Bally Guarantors has any reason to believe there is an existing basis for any of the Nevada Gaming Authorities to deny the renewal of the Gaming Licenses held by any of the Bally Guarantors.

          (i) You shall have received an opinion of Hoffman, Sutterfield, Ensarat, a Professional corporation, Louisiana regulatory counsel for the Issuers, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) each of Video Services, Inc. ("VSI") Video Distributing Services, Inc. ("VDSI") and Southern Video Services, Inc. ("SVS" and, together with VSI and VDSI, the "Louisiana Subsidiaries") has the requisite corporate power and authority to execute, deliver and perform all of its obligations pursuant to this Agreement and each of the other Operative Documents to which it is a party; each of this Agreement and the other Operative Documents has been duly authorized, executed and delivered by each of the Louisiana Subsidiaries, as applicable;

               (ii) each of the Louisiana Subsidiaries is duly incorporated and is validly existing as a corporation, under the laws of the State of Louisiana and has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus;

               (iii) all of the issued and outstanding capital stock of the Louisiana Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable, and 49% of outstanding shares of capital stock of each of the Louisiana Subsidiaries are owned, either directly or indirectly, by the Company, free and clear of any perfected security interest and, to such counsel's knowledge, after due inquiry, any other security interests, claims or Liens; such capital stock owned by the Company constitutes 100% of such capital stock with voting rights; except as disclosed in the Prospectus and, to the best of such counsel's knowledge, after due inquiry, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of capital stock of, or other ownership interest in, any such Subsidiary; pursuant to the Articles of Incorporation of VSI, SVS and VDSI, as the case may be, the Company is entitled to 71%, 60% and 71% of the dividends of VSI, SVS and VDSI, respectively;

               (iv) (a) the statements in the Prospectus under the captions "Risk Factors--Strict Regulation by Gaming Authorities", "Risk Factors-Ongoing BGII Regulatory Investigation" and "Gaming Regulation and

     Licensing - Louisiana", fairly present the information with respect to such Louisiana Gaming Laws and proceedings thereunder; and (b) no facts have come to the attention of such counsel that would lead such counsel to believe that the statements listed in clause (a) of this paragraph (i) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements, in light of the circumstances under which they are made, not misleading, or that the statements listed in clause (a) of this paragraph
     (i), as contained in the Prospectus at the time of filing thereof or on the date of such counsel's opinion, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading;

               (v) the execution and delivery of the Operative Documents by the Company and the Subsidiaries, as applicable, the issuance and sale of the Securities, the performance of the Company's and each Subsidiary's obligations pursuant to the Operative Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any Lien with respect to (A) any of the respective charters and by-laws of any of the Louisiana Subsidiaries, (B) any applicable statute, rule or regulation under Louisiana law, or (C) any order of any Louisiana court or governmental agency, body or official having jurisdiction over the Company or any of the Subsidiaries or any of their properties, except, in the case of clauses (B) and (C), for such conflicts, breaches, violations or defaults that could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect;

               (vi) no authorization, approval, consent or order of the Louisiana Gaming Authorities or any other governmental body, agency or official of the State of Louisiana ("Louisiana Authorities") is necessary in connection with the issuance of the Securities and the due and valid execution, delivery and performance by the Company or any of the Subsidiaries, as the case may be, of this Agreement and the other Operative Documents, as applicable, and any of the transactions contemplated hereby of thereby to be entered into prior to or contemporaneously with such agreements, except (a) as disclosed in the Registration Statement, (b) such authorizations, approvals, consents or licenses of the Louisiana Authorities that have been obtained prior to the date of such opinion and
     (c) the periodic and other filings and reporting requirements to which any of the Company and the Subsidiaries are subject generally. Each of the Operative Documents has been presented to the Louisiana Gaming Authorities to the extent required by the Louisiana Gaming Laws, and such documents and the transactions described therein have been approved by the Louisiana Gaming Authorities to the extent required by Louisiana Gaming Laws. Such counsel has received no notice that such approvals have been revoked, modified or rescinded as of the date of such opinion;

               (vii) except as disclosed in the Registration Statement, (a) to the best knowledge of such counsel, the Company and each of the Subsidiaries has made all declarations and filings with the Louisiana Gaming Authorities necessary to use its properties and assets and to conduct its business pursuant to Louisiana Gaming Laws, as of the date of such opinion; (b) no facts have come to the attention of such counsel that would lead such counsel to believe that all authorizations of and from the Louisiana Gaming Authorities are not valid and in full force and effect as of the date of such opinion; (c) no facts have come to the attention of such counsel that would lead such counsel to believe that the Company and each of the Subsidiaries is not in compliance in all material respects with the terms and conditions of all authorizations of and from the Louisiana Gaming Authorities and with the Louisiana Gaming Laws, as of the date of such opinion; and (d) as of the date of such opinion, such counsel has received no notice of any proceedings relating to the revocation or modification of any authority granted by any of the Louisiana Gaming Authorities to the Company and the Subsidiaries, and such counsel is aware of no restrictions imposed by any of the Louisiana Gaming Authorities which would have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Company or the Subsidiaries, in the aggregate; no facts have come to the attention of such counsel that would lead such counsel to believe that any of the Louisiana Gaming Authorities is considering modifying, limiting, conditioning, suspending, revoking or not renewing the licenses, permits, certificates, consents, orders, approvals and other authorizations from such Louisiana Gaming Authority (collectively, the "Gaming Licenses") of the Company or any of the Subsidiaries, except where such modification, revocation, suspension, limitation or condition would not have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Company or the Subsidiaries, in the aggregate; such counsel is aware of no notice given to the Company or any of the Subsidiaries that any of the Louisiana Gaming Authorities are investigating the Company or any of the Subsidiaries (other than normal overseeing reviews incident to the gaming activities of the Company and the Subsidiaries); and such counsel has received no notice that the Company or any of the Subsidiaries has any reason to believe there is an existing basis for any of the Louisiana Gaming

     Authorities to deny the renewal of the Gaming Licenses held by the Company or any of the Subsidiaries; and

               (viii) each of the persons listed under the caption "Management" in the Prospectus has been or will be qualified or licensed by the Louisiana Gaming Laws as required by the Louisiana Gaming Laws.

          (j) You shall have received an opinion of Paul H. Johnson, Esq. Mississippi regulatory counsel for the Company, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) (a) the statements in the Prospectus under the captions "Risk Factors--Strict Regulation by Gaming Authorities" and "Gaming Regulation and Licensing - Mississippi", fairly present the information with respect to such Mississippi Gaming Laws and proceedings thereunder; and (b) no facts have come to the attention of such counsel that would lead such counsel to believe that the statements listed in clause (a) of this paragraph (i) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements, in light of the circumstances under which they are made, not misleading, or that the statements listed in clause (a) of this paragraph (i), as contained in the Prospectus at the time of filing thereof or on the date of such counsel's opinion, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading;

               (ii) the execution and delivery of this Agreement and the other Operative Documents by the Company and the Subsidiaries, as applicable, the issuance and sale of the Securities, the performance of the Company's and each Subsidiary's obligations pursuant to the Operative Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any Lien with respect to (A) any applicable gaming statute, rule or regulation under Mississippi law or (B) any outstanding order of Mississippi court or governmental agency, body or official having jurisdiction over the Company or any of the Subsidiaries or any of their properties, except for such conflicts, breaches, violations or defaults that could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect;

               (iii) no authorization, approval, consent or order of the Mississippi Gaming Authorities or any other governmental body, agency or official of the State of Mississippi ("Mississippi Authorities") is necessary in connection with the issuance of the Securities and the due and valid execution, delivery and performance by the Company or any of the Subsidiaries, as the case may be, of this Agreement and the other Operative Documents, as applicable, and any of the transactions contemplated hereby of thereby to be entered into prior to or contemporaneously with such agreements, except (a) as disclosed in the Registration Statement, (b) such authorizations, approvals, consents or licenses of the Mississippi Authorities that have been obtained prior to the date of such opinion and
     (c) the periodic and other filings and reporting requirements to which any of the Company and the Subsidiaries are subject generally. Each of the Operative Documents has been presented to the Mississippi Gaming Authorities to the extent required by the Mississippi Gaming Laws, and such documents and the transactions described therein have been approved by the Mississippi Gaming Authorities to the extent required by Mississippi Gaming Laws. Such counsel has received no notice that such approvals have been revoked, modified or rescinded as of the date of such opinion;

               (iv) except as disclosed in the Registration Statement, (a) to the best knowledge of such counsel, the Company and each of the Subsidiaries has made all declarations and filings with the Mississippi Gaming Authorities necessary to use its properties and assets and to conduct its business pursuant to Mississippi Gaming Laws, as of the date of such opinion; (b) no facts have come to the attention of such counsel that would lead such counsel to believe that all authorizations of and from the Mississippi Gaming Authorities are not valid and in full force and effect as of the date of such opinion; (c) no facts have come to the attention of such counsel that would lead such counsel to believe that the Company and each of the Subsidiaries is not in compliance in all material respects with the terms and conditions of all authorizations of and from the Mississippi Gaming Authorities and with the Mississippi Gaming Laws, as of the date of such opinion; and (d) as of the date of such opinion, such counsel has received no notice of any proceedings relating to the revocation or modification of any authority granted by any of the Mississippi Gaming Authorities to the Company and the Subsidiaries, and such counsel is aware of no restrictions imposed by any of the Mississippi Gaming Authorities which would have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Company or the Subsidiaries, in the aggregate; no facts have come to the attention of such counsel that would lead such counsel to believe that any of the Mississippi Gaming Authorities is considering modifying, limiting, conditioning, suspending, revoking or not renewing the licenses, permits, certificates, consents, orders, approvals and other authorizations from such Mississippi Gaming Authority (collectively, the "Gaming Licenses") of the Company or any of the Subsidiaries, except where such modification, revocation, suspension, limitation or condition would not have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Company or the Subsidiaries, in the aggregate; such counsel is aware of no notice given to the Company or any of the Subsidiaries that any of the Mississippi Gaming Authorities are investigating the Company or any of the Subsidiaries (other than normal overseeing reviews incident to the gaming activities of the Company and the Subsidiaries); and such counsel has received no notice that the Company or any of the Subsidiaries has any reason to believe there is an existing basis for any of the Mississippi Gaming Authorities to deny the renewal of the Gaming Licenses held by the Company or any of the Subsidiaries; and

               (v) each of the persons listed under the caption "Management" in the Prospectus has been or will be qualified or licensed by the Mississippi Gaming Laws as required by the Mississippi Gaming Laws.

          (k) You shall have received an opinion of Kozlow, Seaton, Romanini & Brooks, New Jersey regulatory counsel for the Company, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) (a) the statements in the Prospectus under the captions "Risk Factors--Strict Regulation by Gaming Authorities" and "Gaming Regulation and Licensing - New Jersey", fairly present the information with respect to such New Jersey Gaming Laws and proceedings thereunder; and (b) no facts have come to the attention of such counsel that would lead such counsel to believe that the statements listed in clause (a) of this paragraph (i) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements, in light of the circumstances under which they are made, not misleading, or that the statements listed in clause (a) of this paragraph (i), as contained in the Prospectus at the time of filing thereof or on the date of such counsel's opinion, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading;

               (ii) the execution and delivery of this Agreement and the other Operative Documents by the Company and the Subsidiaries, as applicable, the issuance and sale of the Securities, the performance of the Company's and each Subsidiary's obligations pursuant to the Operative Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any Lien with respect to (A) any applicable gaming statute, rule or regulation under New Jersey law or (B) any outstanding order of New Jersey court or governmental agency, body or official having jurisdiction over the Company or any of the Subsidiaries or its properties, except for such conflicts, breaches, violations or defaults that could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect;

               (iii) no authorization, approval, consent or order of the New Jersey Gaming Authorities or any other governmental body, agency or official of the State of New Jersey ("New Jersey Authorities") is necessary in connection with the issuance of the Securities and the due and valid execution, delivery and performance by the Company or any of the Subsidiaries, as the case may be, of this Agreement and the other Operative Documents, as applicable, and any of the transactions contemplated hereby of thereby to be entered into prior to or contemporaneously with such agreements, except (a) as disclosed in the Registration Statement, (b) such authorizations, approvals, consents or licenses of the New Jersey Authorities that have been obtained prior to the date of such opinion and
     (c) the periodic and other filings and reporting requirements to which any of the Company and the Subsidiaries are subject generally. Each of the Operative Documents has been presented to the New Jersey Gaming Authorities to the extent required by the New Jersey Gaming Laws, and such documents and the transactions described therein have been approved by the New Jersey Gaming Authorities to the extent required by New Jersey Gaming Laws. Such counsel has received no notice that such approvals have been revoked, modified or rescinded as of the date of such opinion;

               (iv) except as disclosed in the Registration Statement, (a) to the best knowledge of such counsel, the Company and each of its subsidiaries has made all declarations and filings with the New Jersey Gaming Authorities necessary to use its properties and assets and to conduct its business pursuant to New Jersey Gaming Laws, as of the date of such opinion; (b) no facts have come to the attention of such counsel that would lead such counsel to believe that all authorizations of and from the New Jersey Gaming Authorities are not valid and in full force and effect as of the date of such opinion; (c) no facts have come to the attention of such counsel that would lead such counsel to believe that the Company and each of its subsidiaries is not in compliance in all material respects with the terms and conditions of all authorizations of and from the New Jersey Gaming Authorities and with the New Jersey Gaming Laws, as of the date of such opinion; and (d) as of the date of such opinion, such counsel has received no notice of any proceedings relating to the revocation or modification of any authority granted by any of the New Jersey Gaming Authorities to the Company and its subsidiaries, and such counsel is aware of no restrictions imposed by any of the New Jersey Gaming Authorities which would have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Company or its subsidiaries, in the aggregate; no facts have come to the attention of such counsel that would lead such counsel to believe that any of the New Jersey Gaming Authorities is considering modifying, limiting, conditioning, suspending, revoking or not renewing the licenses, permits, certificates, consents, orders, approvals and other authorizations from such New Jersey Gaming Authority (collectively, the "Gaming Licenses") of the Company or any of the Subsidiaries, except where such modification, revocation, suspension, limitation or condition would not have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Company or its subsidiaries, in the aggregate; such counsel is aware of no notice given to the Company or any of its subsidiaries that any of the New Jersey Gaming Authorities are investigating the Company or any of its subsidiaries (other than normal overseeing reviews incident to the gaming activities of the Company and its subsidiaries); and such counsel has received no notice that the Company or any of its subsidiaries has any reason to believe there is an existing basis for any of the New Jersey Gaming Authorities to deny the renewal of the Gaming Licenses held by the Company or any of the Subsidiaries; and

               (v) each of the persons listed under the caption "Management" in the Prospectus has been or will be qualified or licensed by the New Jersey Gaming Laws as required by the New Jersey Gaming Laws.

          (l) You shall have received an opinion of Waters McPherson, McNeil, New Jersey regulatory counsel for BGII and its subsidiaries, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) except as disclosed in the Registration Statement, (a) to the best knowledge of such counsel, the BGII and its subsidiaries has made all declarations and filings with the New Jersey Gaming Authorities necessary to use its properties and assets and to conduct its business pursuant to New Jersey Gaming Laws, as of the date of such opinion; (b) no facts have come to the attention of such counsel that would lead such counsel to believe that all authorizations of and from the New Jersey Gaming Authorities are not valid and in full force and effect as of the date of such opinion; (c) no facts have come to the attention of such counsel that would lead such counsel to believe that the BGII and its subsidiaries is not in compliance in all material respects with the terms and conditions of all authorizations of and from the New Jersey Gaming Authorities and with the New Jersey Gaming Laws, as of the date of such opinion; and (d) as of the date of such opinion, such counsel has received no notice of any proceedings relating to the revocation or modification of any authority granted by any of the New Jersey Gaming Authorities to BGII and its subsidiaries, and such counsel is aware of no restrictions imposed by any of the New Jersey Gaming Authorities which would have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the BGII and its subsidiaries, in the aggregate; no facts have come to the attention of such counsel that would lead such counsel to believe that any of the New Jersey Gaming Authorities is considering modifying, limiting, conditioning, suspending, revoking or not renewing the licenses, permits, certificates, consents, orders, approvals and other authorizations from such New Jersey Gaming Authority (collectively, the "Gaming Licenses") of BGII and its subsidiaries, except where such modification, revocation, suspension, limitation or condition would not have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of BGII and its subsidiaries, in the aggregate; such counsel is aware of no notice given to BGII and its subsidiaries that any of the New Jersey Gaming Authorities are investigating BGII and its subsidiaries (other than normal overseeing reviews incident to the gaming activities of BGII and its subsidiaries); and such counsel has received no notice that BGII and its subsidiaries has any reason to believe there is an existing basis for any of the New Jersey Gaming Authorities to deny the renewal of the Gaming Licenses held by BGII and its subsidiaries.

          (m) You shall have received an opinion of Bruckhaus,Westrick, Stegeman, German regulatory counsel for the Company, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) (a) the statements in the Prospectus under the captions "Risk Factors--Strict Regulation by Gaming Authorities" and "Gaming Regulation and Licensing - Germany", fairly present the information with respect to such German Gaming Laws and proceedings thereunder; and (b) no facts have come to the attention of such counsel that would lead such counsel to believe that the statements listed in clause (a) of this paragraph (i) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements, in light of the circumstances under which they are made, not misleading, or that the statements listed in clause (a) of this paragraph (i), as contained in the Prospectus at the time of filing thereof or on the date of such counsel's opinion, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading;

               (ii) the execution and delivery of this Agreement and the other Operative Documents by the Company and the Subsidiaries, as applicable, the issuance and sale of the Securities, the performance of the Company's and each Subsidiary's obligations pursuant to the Operative Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) (A) any Lien with respect to any of the respective charters and by-laws of any of the German Subsidiaries; (B) any applicable gaming statute, rule or regulation under German law or (C) any outstanding order of German court or governmental agency, body or official having jurisdiction over the Company or any of the Subsidiaries or its properties , except, in the case of clauses (B) and (C), for such conflicts, breaches, violations or defaults that could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect;

               (iii) no authorization, approval, consent or order of the German Gaming Authorities or any other governmental body, agency or official of the Federal Republic of Germany ("German Authorities") is necessary in connection with the issuance of the Securities and the due and valid execution, delivery and performance by the Company or any of the Subsidiaries, as the case may be, of this Agreement and the other Operative Documents, as applicable, and any of the transactions contemplated hereby of thereby to be entered into prior to or contemporaneously with such agreements, except (a) as disclosed in the Registration Statement, (b) such authorizations, approvals, consents or licenses of the German Authorities that have been obtained prior to the date of such opinion and (c) the periodic and other filings and reporting requirements to which any of the Company and the Subsidiaries are subject generally. Each of the Operative Documents has been presented to the German Gaming Authorities to the extent required by the German Gaming Laws, and such documents and the transactions described therein have been approved by the German Gaming Authorities to the extent required by German Gaming Laws. Such counsel has received no notice that such approvals have been revoked, modified or rescinded as of the date of such opinion;

               (iv) except as disclosed in the Registration Statement, (a) to the best knowledge of such counsel, the Company and each of the Subsidiaries has made all declarations and filings with the German Gaming Authorities necessary to use its properties and assets and to conduct its business pursuant to German Gaming Laws, as of the date of such opinion;
     (b) no facts have come to the attention of such counsel that would lead such counsel to believe that all authorizations of and from the German Gaming Authorities are not valid and in full force and effect as of the date of such opinion; (c) no facts have come to the attention of such counsel that would lead such counsel to believe that the Company and each of the Subsidiaries is not in compliance in all material respects with the terms and conditions of all authorizations of and from the German Gaming Authorities and with the German Gaming Laws, as of the date of such opinion; and (d) as of the date of such opinion, such counsel has received no notice of any proceedings relating to the revocation or modification of any authority granted by any of the German Gaming Authorities to the Company and the Subsidiaries, and such counsel is aware of no restrictions imposed by any of the German Gaming Authorities which would have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Company or the Subsidiaries, in the aggregate; no facts have come to the attention of such counsel that would lead such counsel to believe that any of the German Gaming Authorities is considering modifying, limiting, conditioning, suspending, revoking or not renewing the licenses, permits, certificates, consents, orders, approvals and other authorizations from such German Gaming Authority (collectively, the "Gaming Licenses") of the Company or any of the Subsidiaries, except where such modification, revocation, suspension, limitation or condition would not have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Company or the Subsidiaries, in the aggregate; such counsel is aware of no notice given to the Company or any of the Subsidiaries that any of the German Gaming Authorities are investigating the Company or any of the Subsidiaries (other than normal overseeing reviews incident to the gaming activities of the Company and the Subsidiaries); and such counsel has received no notice that the Company or any of the Subsidiaries has any reason to believe there is an existing basis for any of the German Gaming Authorities to deny the renewal of the Gaming Licenses held by the Company or any of the Subsidiaries.

          (n) You shall have received an opinion of Shereff, Friedman, Hoffman & Goodman, LLP, counsel for BGII, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:


          (i) Based on a review of the stock register of Gaming as of the date hereof, there are ____ shares of common stock, no par value, of Gaming issued and outstanding. Based on our review of Gaming's minute book, all outstanding shares of Gaming Common Stock have been duly authorized and issued and are fully paid, nonassessable and free of statutory preemptive rights. BGII owns of record and, to our knowledge, beneficially all of the outstanding shares of Gaming Common Stock free and clear of any perfected security interests and, to our knowledge, any other security interest, claims, liens, encumbrances or other restrictions on voting and transferability.

          (ii) BGII is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted;

          (iii) Gaming is a corporation duly authorized, validly existing and in good standing under the laws of the State of Nevada; and

          (iii) Each of the Operative Documents have been duly authorized, executed and delivered by BGII, as the case may be.

          (o) You shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom ("Skadden Arps"), counsel for the Underwriters in form and substance reasonably satisfactory to you.

          (p) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former, based on limited procedures), in form and substance satisfactory to you, from (A) KPMG Peat Marwick LLP, independent public accountants for the Company and the subsidiaries, with respect to the consolidated financial statements of the Company and certain other financial information contained in the Registration Statement and the Prospectus including, without limitation, the financial forecasts and (B) Coopers & Lybrand L.L.P., independent public accountants for BGII and its subsidiaries with respect to the consolidated financial statements of BGII and certain other financial information contained in the Registration Statement and the Prospectus for the period January 1, 1992 to present and (C) Ernst & Young, independent public accountants for BGII and its subsidiaries with respect to the consolidation financial statements of BGII and certain other financial information contained in the Registration Statement and the Prospectus for its fiscal year 1991.

          (q) You shall have received a certificate of a financial officer of the Company as to certain agreed upon accounting matters, in substantially the form previously delivered to you.

          (r) Prior to the Closing Date, the Issuers shall have furnished to you or caused to be furnished to you such further information, certificates and documents as you may reasonably request.

          (s) The Company and the Subsidiaries shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Subsidiaries at or prior to the Closing Date.

          (t) Each element of the Transaction, other than the Note Offering, shall have been consummated on substantially the terms described in the Prospectus and the Registration Statement.

          (u) All legal opinions and accountants "comfort letters" received in connection with the Merger, whose form and substance shall have been determined by the Company, shall be addressed to, or permit reliance on by, and delivered to the Underwriters.

          9. EFFECTIVE DATE OF AGREEMENT, DEFAULTS AND TERMINATION. This Agreement shall become effective upon the later of (i) the execution and delivery of this Agreement by the parties hereto, (ii) unless the Issuers intend to rely on Rule 430A of the Act, the effectiveness of the Registration Statement (including, if applicable, the registration statement filed pursuant to Rule 462(b) under the Act), and (iii) if the Issuers intend to rely on Rule 430A of the Act, the earlier of the effectiveness of a post-effective amendment filed in compliance with Rule 430A of the Act or the filing of a final prospectus pursuant to Rule 424(b). Notwithstanding the foregoing, this Agreement shall not become effective prior to the effectiveness of the Preferred Stock Underwriting Agreement.

          This Agreement may be terminated at any time on or prior to the Closing Date by Jefferies by notice to the Company if any of the following has occurred: (i) subsequent to the date the Registration Statement is declared effective or the date of this Agreement, any Material Adverse Change which, in the judgment of Jefferies, impairs the investment quality of the Securities,
(ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in Jefferies's judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) any suspension or limitation of trading generally in securities on the New York, American or Pacific Stock Exchanges or the Nasdaq NMS, or the over-the-counter markets or any setting of minimum prices for trading on such exchanges or markets, (iv) any declaration of a general banking moratorium by either Federal or New York state authorities, (v) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs that in Jefferies' judgment has a material adverse effect on the financial markets in the United States, and would, in Jefferies' judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (vi) any securities of the Company or any of the Subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading or reviewed for a possible change that does not indicate the direction of the possible change by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) of the Act, (vii) the enactment, publication, decree or other promulgation of any Federal, state or local statute, regulation, rule or order of any court or other governmental authority which in the judgment of Jefferies could have a Material Adverse Effect or make it inadvisable or impractical to market the Securities or (viii) the occurrence, scheduling of or the announcement of, or published discussion regarding any proposed, pending or threatened or contemplated investigation or inquest by a court of other governmental authority in respect of any of the Issuers, any Subsidiary or any person required to be licensed in connection therewith.

          If this Agreement shall be terminated by the Underwriters pursuant to clause (i), (vi), (vii) or (viii) of the second paragraph of this Section 9 or because of the failure or refusal on the part of the Company or the Subsidiaries to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and the Subsidiaries jointly and severally agree to reimburse you for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by the Underwriters, and (without duplication) to fulfill the obligations of that certain engagement letters, dated April 24, 1996, as amended and supplemented through the date hereof, between the Company and Jefferies. Notwithstanding any termination of this Agreement, the Company and the Subsidiaries shall be liable, jointly and severally, for all expenses which they agree to pay pursuant to
Section 5 hereof. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any Underwriter to the Company or any of the Subsidiaries.

          If on the Closing Date any of the Underwriters shall fail or refuse to purchase the Securities which it has agreed to purchase hereunder on such date, and the aggregate principal amount of such Securities that such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Securities to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated to purchase the Securities that such defaulting Underwriter agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the aggregate principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this
Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any of the Underwriters shall fail or refuse to purchase the Securities and the total principal amount of Securities with respect to which such default occurs exceeds 10% of the total amount of Securities to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Issuers for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter and the Issuers, except as otherwise provided in this
Section 9. In any such case that does not result in termination of this Agreement, either you or the Issuers may postpone the Closing Date for not longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          10. NOTICES. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to any of the Issuers, to it at Alliance Gaming Corporation, 4380 Boulder Highway, Las Vegas, NV 89121,
Attention: David Johnson, Esq., with a copy to Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, Attention: Mark Weissler,
(b) if to any Underwriter, to Jefferies & Company, Inc., 11100 Santa Monica Boulevard, Los Angeles, California 90071, Attention: Jerry Gluck, Esq., with a copy to Ladenburg, Thalmann & Co. Inc., 540 Madison Avenue, 10th Floor New York, New York 10022, Attention: Ronald J. Kramer and a copy to Skadden, Arps, Slate, Meagher & Flom at 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention: Nicholas P. Saggese, Esq. or (c) in any case to such other address as the person to be notified may have requested in writing.

          11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE COMPANY, ON BEHALF OF ITSELF AND THE SUBSIDIARIES IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT OR ITS SUBSIDIARIES MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          12. SEVERABILITY. Any determination that any provision of this Agreement may be, or is, unenforceable shall not affect the enforceability of the remainder of this Agreement.

          13. SUCCESSORS. Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Subsidiaries, the Underwriters, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

          14. CERTAIN DEFINITIONS. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Securities Act.

          15. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in one or more counterparts, the executed counterparts shall each be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

          16. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          17. SURVIVAL. The indemnity and contribution provisions and the other agreements, representations and warranties of the Issuers, their partners, officers and directors and of the Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Underwriters or by or on behalf of the Issuers or the partners, officers or directors of the Issuers or any controlling person of the Issuers,
(ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

          Please confirm that the foregoing correctly sets forth the agreement among the Issuers and you.

                                   Very truly yours,


                                   ALLIANCE GAMING CORPORATION



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   BGII ACQUISITION CORP.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   APT GAMES, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   CASINO ELECTRONICS, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:

                                   FOREIGN GAMING VENTURES, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:

                                   UNITED COIN MACHINE CO.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   APT COIN MACHINE CO.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   TROLLEY STOP, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   PLANTATION INVESTMENTS, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:

                                   MIZPAH INVESTMENTS, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   UNITED GAMES, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   SLOT PALACE, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   WCAL, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   DOUBLE EAGLE HOTEL & CASINO, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:

                                   FCJI, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   UNITED NATIVE AMERICAN, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   NATIVE AMERICAN INVESTMENTS, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   OREGON VENTURES, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   INDIANA GAMING VENTURES, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:

                                   MISSISSIPPI VENTURES, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   UNITED GAMING OF IOWA, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   UNITED GAMING RAINBOW



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   MISSISSIPPI VENTURES II, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   VERMONT FINANCIAL VENTURES, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:

                                   MISSOURI VENTURES II, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   LOUISIANA VENTURES, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   VIDEO DISTRIBUTING SERVICES, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   SOUTHERN VIDEO SERVICES, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   ALPINE WILLOW INVESTMENTS, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:

                                   KANSAS GAMING VENTURES, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   PENNSYLVANIA GAMING VENTURES I, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   BALLY GAMING INTERNATIONAL, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:


                                   BALLY GAMING, INC.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:



                                   ALLIANCE HOLDING CORP.



                                   By:
                                      -------------------------------------
                                             Name:
                                             Title:

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


By:  JEFFERIES & COMPANY, INC.


By:
    -------------------------------
     Name:
     Title:


By:  LADENBURG, THALMANN & CO. INC.


By:
    -------------------------------
     Name:
     Title:

                                   SCHEDULE I

List of Guarantors                           State of Incorporation
- ------------------                           ----------------------

BGII Acquisition Corp.                       Delaware
APT Games, Inc.                              Nevada
Casino Electronics, Inc.                     Nevada
Foreign Gaming Ventures, Inc.                Nevada
United Coin Machine Co.                      Nevada
APT Coin Machines, Inc.                      Nevada
Trolley Stop, Inc.                           Nevada
Plantation Investments, Inc.                 Nevada
Mizpah Investments, Inc.                     Nevada
United Games, Inc.                           Nevada
Slot Palace, Inc.                            Nevada
WCAL, Inc.                                   Nevada
Double Eagle Hotel & Casino, Inc.            Nevada
FCJI, Inc.                                   Nevada
United Native American, Inc.                 Nevada
Native American Investments, Inc.            Delaware
Oregon Ventures, Inc.                        Nevada
Indiana Gaming Ventures, Inc.                Nevada
Mississippi Ventures, Inc.                   Nevada
United Gaming of Iowa, Inc.                  Nevada
United Gaming Rainbow                        Nevada
Mississippi Ventures II, Inc.                Nevada
Vermont Financial Ventures, Inc.             Nevada
Missouri Ventures II, Inc.                   Nevada
Louisiana Ventures, Inc.                     Nevada
Alpine Willow Investments, Inc.              California
Kansas Gaming Ventures, Inc.                 Nevada
Pennsylvania Gaming Ventures I, Inc.         Nevada
Bally Gaming International,Inc               Delaware
Bally Gaming, Inc.                           Nevada
Alliance Holding Corp.                       Delaware

                                   SCHEDULE II



                                                  Principal Amount
                                                  ----------------

                                                  $
Jefferies & Company, Inc.
Ladenburg, Thalmann & Co. Inc.
                                                  ------------
     Total                                        $140,000,000
                                                  ------------
                                                  ------------